UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

_______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    January 24, 2014

WELLNESS CENTER USA, INC.

 (Exact name of registrant as specified in its charter)

NEVADA	333-173216	27-2980395
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employee Identification No.)

1014 E Algonquin Rd, Ste. 111, Schaumburg, IL, 60173

 (Address of Principal Executive Offices)

 _______________

(847) 925-1885

 (Issuer Telephone number)

Not Applicable

(Former name or former address, if changed since last report)

_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 28, 2014 the Company issued a Press Release announcing that it had entered into an Exchange Agreement to acquire National Pain Centers, Inc. (“NPC”), a Nevada holding corporation based in Deer Park, Illinois, involved with acquisitions and management of top-tier medical practices in the interventional and multi-modal pain management sector.

Pursuant to the Exchange Agreement dated January 28, 2014, by and between NPC, the Company will acquire all of the issued and outstanding shares of common stock in NPC for and in consideration of the issuance of 5,000,000 shares of common stock in the Company.  The Exchange Agreement contains customary representations, warranties, covenants and indemnities and is subject to customary closing conditions. The Exchange Agreement may be terminated by either party for specified reasons, including by either party if the closing does not occur on or before February 28, 2014.

The foregoing descriptions of the Exchange Agreement and Press Release do not purport to be complete and are qualified in their entirety by reference to the Exchange Agreement and Press Release, a copy of each of which is attached hereto as Exhibits 2.1 and 99.1, respectively, and which are incorporated herein by reference.

 Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated into this Item 3.02 by reference.   The shares of common stock in the Company that are expected to be issued in connection with the transactions contemplated by the Exchange Agreement will be issued in reliance upon the exemption from registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and Regulation D thereunder. The Company will rely upon certain representations and warranties of the recipients, including their agreements with respect to restrictions on resale, in support of the satisfaction of the conditions contained in Section 4(2) and Regulation D under the Securities Act.

Item 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective January 24, 2014, the employment agreements of William A. Lambos, PhD. and Peter A. Hannouche and their employment thereunder were terminated by action of the Company’s Board of Directors. Dr. Lambos and Mr. Hannouche subsequently resigned from the Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired: Not Applicable.

(b)

Pro forma financial information.   None.

(c)

Shell Company Transaction. Not applicable.

(d)  Exhibits.

2.1

Exchange Agreement dated January 28, 2014 by and between National Pain Centers, Inc. and Wellness Center USA, Inc. *

17.1

Thomas P. McNamara, Esq. correspondence dated January 24, 2014 regarding directors’ resignations.

17.2

Ronald P. Duplack, Esq. correspondence dated January 27, 2014 in response to directors’ resignations.

99.1

Press Release of Wellness Center USA, Inc. dated January 28, 2014.

* Exhibits and schedules have been omitted pursuant to Item 601 (b)(2) of Regulation S-K.   The Company hereby undertakes to furnish copies of any omitted exhibits and schedules upon request by the SEC.

EXHIBIT INDEX

Exhibit No.

Description

2.1

Exchange Agreement dated January 28, 2014 by and between National Pain Centers Inc. and Wellness Center USA, Inc. *

17.1

Thomas P. McNamara, Esq. correspondence dated January 24, 2014 regarding directors’ resignations.

17.2

Ronald P. Duplack, Esq. correspondence dated January 27, 2014 in response to directors’ resignations.

99.1

Press Release of Wellness Center USA, Inc. dated January 28, 2014.

* Exhibits and schedules have been omitted pursuant to Item 601 (b)(2) of Regulation S-K.   The Company hereby undertakes to furnish copies of any omitted exhibits and schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WELLNESS CENTER USA, INC.

Date: January 28, 2014	By:	/s/ Andrew J. Kandalepas
Andrew J. Kandalepas
Chairman, Chief Executive Officer, Principal Accounting Officer, and Chief Financial Officer